                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                  Consolidated Capital of North America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17TH STREET, SUITE 400
                             DENVER, COLORADO 80202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD DECEMBER 1, 1998

To the Shareholders of Consolidated Capital of North America, Inc.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting (the "Annual Meeting") of Shareholders of Consolidated Capital of North America, Inc., a Colorado corporation (the "Company"), will be held at 10:00 a.m. local time, on December 1, 1998, at the Company's Capitol Metals Co. subsidiary, 20000 South Western Avenue, Torrance, California 90501, for the following purposes:

         (1) To elect the two directors constituting Class I directors to serve a three year term;

         (2) To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1998;

         (3) To approve certain amendments to the Company's 1997 Stock Incentive Plan;

         (4) To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized Common Shares; and

         (5) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on October 1, 1998 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company and at the Annual Meeting.

           SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.


                                     By Order of the Board of Directors,

                                     /s/ Donald R. Jackson

                                     Donald R. Jackson, Secretary





October 16, 1998

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17TH STREET, SUITE 400
                             DENVER, COLORADO 80202
                                  888-313-8051


                                PROXY STATEMENT



                                                                October 16, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Consolidated Capital of North America, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m. local time, on December 1, 1998, at the Company's Capitol Metals Co. subsidiary, 20000 South Western Avenue, Torrance, California 90501, and at any adjournment thereof (the "Annual Meeting").

         All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR the election of the nominees listed below to the Company's Board of Directors, FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for its fiscal year ending December 31, 1998, FOR the approval of the amendments to the Company's 1997 Stock Incentive Plan, FOR the approval of the amendment to the Company's Articles of Incorporation to increase the number of authorized Common Shares, and at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

         Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

                                VOTING SECURITIES

         Voting rights at the meeting are vested in the holders of the Company's Common Shares, par value $.0001 per share (the "Common Shares"), with each share entitled to one vote. Only holders of record of Common Shares at the close of business on October 1, 1998 are entitled to vote at the Annual Meeting. On October 1, 1998, the Company had outstanding 24,622,387 Common Shares. The holders of a majority of the outstanding Common Shares shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. The approval of the auditors, the amendments to the 1997 Stock Incentive Plan and the amendment to the Articles of Incorporation will be approved if a quorum exists and if the votes cast for approval exceed the votes cast against approval. Where brokers have not received any instructions from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         Set forth in the table below is information concerning the ownership, as of the close of business on October 1, 1998, of the Common Shares by (i) each person who was known by the Company to be a beneficial owner of more than 5% of the Common Shares; (ii) by all directors; (iii) by each of the Named Executive Officers (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission), and (iv) by all directors and executive officers of the Company as a group.

                                                                                     Percent of Voting
                                                             Number of Shares               Securities
                                                             ----------------        -----------------
Name
----
Stone Pine Colorado, LLC(1)                                         8,665,503(2)                34.75%
Stone Pine Capital, LLC(1)                                          8,698,836(3)                34.88%
Stone Pine Atlantic Equities, LLC(1)                                8,665,503(4)                34.75%
Paul Bagley(1)(9)(10)                                              13,547,455(11)               48.70%
Richard D. Bailey(9)(10)(12)                                          250,000(13)                1.01%
Thompson H. Rogers(1)(9)                                            9,709,502(14)               37.73%
Duke DeGrassi(1)                                                    8,665,503(15)               35.15%
Carl Casareto(9)(10)(16)                                               50,000(17)                    *
L. Wayne Harber(1)(9)                                                  50,000(18)                    *
Donald R. Jackson(1)(9)(10)                                            55,000(19)                    *
John D. McKey, Jr.(9)(20)                                              50,000(21)                    *
Christian W. Wolf(22)                                                 451,000(23)                1.82%
Berkshire Capital Partners, Ltd.(24)                                3,000,000(25)               12.18%
ProFutures Special Equities Fund,  LP(26)                           6,521,740(27)               20.94%
Excaliber Limited Partnership(28)                                   4,369,370(29)               15.07%
Talisman Capital Opportunity Fund, LP(30)                           4,021,740(31)               14.04%

                                                                                     Percent of Voting
                                                             Number of Shares               Securities
                                                             ----------------        -----------------
Name
----
Atlantis Holding Corp.(32)                                          1,412,068(33)                5.73%
Investor Capital Enterprises, Inc.(32)                              1,412,068(33)                5.73%
Gary Kucher(32)                                                     1,412,068(33)                5.73%
Capital Fund Leasing, LLC(34)                                       5,031,057(35)               17.64%
Augustine Fund LP(36)                                               2,000,000(37)                7.51%
All Directors and Executive Officers                               14,082,455(38)               49.73%
  as a group (7 persons)

--------------------------------

(1) The address for each person is 410 17th Street, Suite 400, Denver, Colorado 80202.

(2) Stone Pine Colorado, LLC ("SP Colorado") directly owns 6,481,867 of the Company's outstanding Common Shares and 317,500 shares of the Company's Series B Preferred Shares, which are convertible into 317,500 Common Shares. SP Colorado holds proxies to vote 1,211,568 Common Shares (the "AHC Shares") which are owned by Atlantis Holding Corp. and 654,568 Common Shares (the "Herstone Shares") that are owned by Richard Herstone, until the earlier of a transfer of the AHC Shares and the Herstone Shares and February 4, 2000. (The 6,481,867 outstanding Common Shares directly owned by SP Colorado, the 317,500 Common Shares that would be received by SP Colorado if the Series B Preferred Shares were converted, the AHC Shares and the Herstone Shares are collectively referred to as the "SP Colorado Shares"). The following persons are members of SP Colorado and each own an equal voting interest in SP Colorado: SP Capital, Stone Pine Atlantic Equities, LLC ("SP Equities") and Thompson H. Rogers. Paul Bagley and W. Duke DeGrassi are the designated voting persons for SP Capital and SP Equities, respectively. SP Colorado, SP Capital, SP Equities, Thompson H. Rogers, Paul Bagley and W. Duke DeGrassi are referred to herein as the "Stone Pine Reporting Persons". Each Stone Pine Reporting Person may be deemed a member of a group that shares voting power over the AHC Shares and the Herstone Shares and voting and dispositive power over the SP Colorado Shares and accordingly may be deemed to beneficially own the SP Colorado Shares, including the AHC Shares and the Herstone Shares.

(3) This amount includes (i) 33,333 of the Company's outstanding Common Shares directly owned by SP Capital (the "SP Capital Shares") and (ii) the SP Colorado Shares (see (2)).

(4)    This amount includes the SP Colorado Shares (see (2)).

(5) SP Atlantic directly owns 214,286 of the outstanding Common Shares, 131,500 of the Company's Series B Preferred Shares and a $250,000 Convertible Note issued by the Company. The Series B Preferred Shares and the Note are collectively convertible into 381,500 Common Shares. (The 214,286 outstanding Common Shares and the 381,500 Common Shares that would be received if the Series B Preferred Shares and the Note were converted are collectively referred to as the "SP Atlantic Shares"). Mr. Bagley is the manager of SP Atlantic. As a result, Mr. Bagley may be deemed to beneficially own the SP Atlantic Shares.

(6) Stone Pine Financial Group LLC ("SP Financial") directly owns 76,666 of the Company's outstanding Common Shares and 360,000 of the Company's Series A Preferred Shares, which are convertible into 360,000 Common Shares. (The 76,666 outstanding Common Shares and the 360,000 Common Shares that would be received if the Series B Preferred Shares were converted are collectively referred to as the "SP Financial Shares"). Messrs. Bagley and Rogers are members of SP Financial and may be deemed to beneficially own the SP Financial Shares.

(7) ERB directly owns 110,000 of the Company's outstanding Common Shares and 384,000 of the Company's Series A Preferred Shares, which are convertible into 384,000 of Common Shares. (The 110,000 outstanding Common Shares and the 384,000 Common Shares that would be received if the Series A Preferred Shares were converted are collectively referred to as the "ERB Shares"). Messrs. Bagley and Rogers are members of ERB and may be deemed to beneficially own the ERB Shares.

(8) Stone Pine Investment Banking, LLC ("SP Investment Banking") directly owns 33,333 of the Company's outstanding Common Shares ("SP Investment Banking Shares"). Mr. Bagley is the manager of SP Investment Banking and may be deemed to beneficially own the SP Investment Banking Shares.

(9)    Director.

(10)   Executive Officer.

(11) Mr. Bagley directly owns 1,533,334 of the Company's outstanding Common Shares and a $1,750,000 Convertible Note issued by the Company, which is convertible into 1,750,000 Common Shares. In addition, 5,000 of the Company's outstanding Common Shares are held by Mr. Bagley's spouse and 500 of the Company's outstanding Common Shares are held in Mr. Bagley's individual retirement account. (The above discussed 1,538,834 outstanding Common Shares and the 1,750,000 Common Shares that would be received if the Note was converted are collectively referred to as the "Bagley Shares").

       This amount includes (i) the Bagley Shares, (ii) the SP Colorado Shares (see (2)), (iii) the SP Capital Shares (see (3)), (iv) the SP Atlantic Shares (see (5)), (v) the SP Financial Shares (see (6)), (vi) the ERB Shares (see (7)), and (vii) the SP Investment Banking Shares (see (8)).

(12) The address for Mr. Bailey is 20000 South Western Avenue, Torrance, California 90501.

(13) This amount represents 250,000 Common Shares that are represented by stock options that are currently exercisable at a price of $.34 per share (the "Bailey Shares").

(14) This amount includes (i) 30,000 of the Company's outstanding Common Shares directly owned by Mr. Rogers (the "Rogers Shares"), (ii) the SP Colorado Shares (see (2)), (iii) the SP Capital Shares (see (3)), (iv) the SP Financial Shares (see (6)), and (v) the ERB Shares (see (7)).

(15) This amount includes the SP Colorado Shares (see (2)) and the SP Atlantic Shares (see (5)).

(16) The address for Mr. Casareto is 20000 South Western Avenue, Torrance, California 90501.

(17) This amount represents 50,000 Common Shares that are represented by stock options that are currently exercisable at a price of $1.22 per share (the "Casareto Shares").

(18) This amount represents 50,000 Common Shares that are represented by stock options that are currently exercisable at a price of $.34 per share (the "Harber Shares").

(19) This amount includes 50,000 Common Shares that are represented by stock options that are currently exercisable at a price of $.34 per share and 5,000 Common Shares held in Mr. Jackson's individual retirement account (the "Jackson Shares").

(20) The address for Mr. McKey is 2081 East Ocean Boulevard, 2nd Floor, Stuart, Florida 34996.

(21) This amount includes 50,000 Common Shares that are represented by stock options that are currently exercisable at a price of $.34 per share (the "McKey Shares").


(22) Former President and Chief Executive of the Company. The address for Mr. Wolf is 1108 Somersby Lane, Matthews, North Carolina 28105.


(23) This amount includes 200,000 Common Shares that are represented by stock options that are currently exercisable at a price of $1.22 per share until January 11, 2001 and at $2.00 thereafter, 1,000 of the Company's outstanding Common Shares that are held in Mr. Wolf's individual retirement account and 250,000 of the Company's outstanding Common Shares owned by Mr. Wolf (collectively referred to as the "Wolf Shares").

(24) The address for Berkshire Capital Partners, Ltd. ("Berkshire Capital") is 1221 Post Road East, Westport, Connecticut 06880.

(25) As reported in a Schedule 13D filed by Berkshire Capital on March 9, 1997, Berkshire Capital directly owns 3,000,000 of the Company's outstanding Common Shares.

(26) The address for ProFutures Special Equities Fund, LP ("ProFutures") is 1310 Highway 620 South, Suite 200, Austin, Texas 78734.

(27) As reported in a Schedule 13G filed by ProFutures on July 7, 1998, ProFutures owns $1,500,000 principal of 10% Convertible Notes convertible into 1,680,672 at an assumed conversion price of $0.8925. At an assumed conversion price of $.23 the Notes are convertible into 6,521,740 Common Shares.

(28) The address for Excaliber Limited Partnership is c/o Jay A. Smith, CIBC Wood Gundy Securities, Inc., 200 King Street West, P.O. Box 23, Suite 1807, Toronto, Ontario M5H 3T4.

(29) This amount includes 3,043,479 shares issuable upon conversion of $700,000 principal of 10% Convertible Notes at an assumed conversion price of $.23 and 65,000 shares issuable upon conversion of warrants to purchase shares at $2.38 per share. The shareholder also has a beneficial interest in 29 Series C Preferred Shares convertible into 1,260,891 Common Shares at an assumed conversion price of $.23 held of record by GUNDYCO.

(30) The address for Talisman Capital Opportunity Fund LP is 16101 LaGrande Drive, Suite 100, Little Rock, AK.

(31) This amount includes 4,021,740 shares issuable upon conversion of $925,000 principal of 10% Convertible Notes at an assumed conversion price of $.23.

(32) The address for Atlantis Holding Corp. ("AHC"), Investor Capital Enterprises, Inc. ("ICE") and Mr. Kucher is 7986 E. Arapahoe Court, Suite 1800, Englewood, Colorado 80112.

(33) AHC directly owns 1,211,568 of the Company's outstanding Common Shares. AHC has the sole dispositive power over the AHC Shares and SP Colorado has the sole voting power over the AHC Shares pursuant to a voting proxy until the earlier of the transfer of the AHC Shares by AHC to a nonaffiliate and February 4, 2000. ICE directly owns 200,000 of the Company's outstanding Common Shares. Mr. Kucher directly owns 500 of the Company's outstanding Common Shares (the "Kucher Shares").

       Mr. Kucher as the sole shareholder of AHC has dispositive power over the AHC Shares and as the sole shareholder, director and executive officer of ICE has voting and dispositive power over the ICE Shares and accordingly may be deemed to beneficially own the AHC Shares and the ICE Shares. Mr.

       Kucher, AHC and ICE may be deemed to be persons who comprise a group with the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and therefore each may be deemed to beneficially own all of the Kucher Shares, the AHC Shares and the ICE Shares.

(34) The address for Capital Fund Leasing, LLC is 9140 Ravenna Road, Unit 2, Twinsburg, Ohio 44087.

(35) This amount includes 2,857,143 Common Shares issuable upon conversion of $1,000,000 principal of 15% Convertible Notes at a conversion price of $.35 and 2,173,914 Common Shares issuable upon conversion of $500,000 principal of 10% Convertible Notes at an assumed conversion price of $.23.

(36) The address for Augustine Fund LP is c/o Augustine Capitol Management, Inc., 141 West Jackson Boulevard, Suite 2182, Chicago, Illinois 60604.

(37) This amount includes 2,000,000 Common Shares issuable upon conversion of $460,000 principal of 10% Convertible Notes at an assumed conversion price of $.23.

(38) This amount includes (i) the SP Colorado Shares (see (2)), (ii) the SP Capital Shares (see (3)), (iii) the SP Atlantic Shares (see (5)), (iv) the SP Financial Shares (see (6)), (v) the ERB Shares (see (7)), (vi) the SP Investment Banking Shares (see (8)), (vii) the Bagley Shares (see
       (11)), (viii) the Bailey Shares (see (13)), (ix) the Rogers Shares (see
       (14)), (ix) the Casareto Shares (see (17)), (xi) the Harber Shares (see
       (18)), (xii) the Jackson Shares (see (19)), and (x) the McKey Shares (see
       (21)).

*      Less than 1%.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board currently consists of seven members. In accordance with the Company's By-laws and Articles of Incorporation directors are divided into three classes, each of which is composed of approximately one-third of the directors. At the Annual Meeting two directors will be elected for a term of three years, expiring on the date of the annual meeting in 2001. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the By-laws of the Company. The nominees for the Board of Directors are both currently Board members. The nominees for re-election and the directors whose terms will continue after the Annual Meeting are listed below.

       In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below. Proxies may not be voted for more than two persons. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

THOMPSON H. ROGERS, 45                            CLASS I NOMINEE                   DIRECTOR SINCE JANUARY 21, 1997
                                                (TERM EXPIRES 2001)

       Thompson H. Rogers served as Chairman of the Board from January 21, 1997 until November 17, 1997. Mr. Rogers is a Managing Member of The Stone Pine Companies (since 1994), a privately held group of financial service companies, the Chairman of Affiliated Holdings, Inc. (since 1985), a private investment management company and the Chief Investment Officer of Palmer Capital Fund, a private investment fund. Prior thereto, Mr. Rogers was a Vice President with U.S. Bank. From 1995 to 1996, Mr. Rogers was the Chairman of New York based, Laidlaw Holdings Asset Management, Inc. Mr. Rogers serves on the Board of Directors of Pinnacle Bank, located in Omaha, Nebraska; Havelock Bank, located in Lincoln Nebraska; Aspen Holdings Inc., an insurance holding company; First Comp Insurance Company, an insurance holding company; Hamilton Lane Advisors, Inc., an investment advisory and money management firm; and VarsityBooks.com, an internet textbook company. Mr. Rogers also serves on several not-for-profit boards and is a member of the Young Presidents Organization.

PAUL BAGLEY, 55                                  CLASS I NOMINEE                    DIRECTOR SINCE JANUARY 21, 1997
                                                (TERM EXPIRES 2001)

       Paul Bagley has served as Chairman of the Board of Directors since November 17, 1997 and as Chief Executive Officer since March 10, 1998. Mr. Bagley is a Managing Member of The Stone Pine Companies (since 1994), a group of companies involved in investment banking, asset management and merchant banking activities, and is Chairman and Chief Executive Officer of FCM Fiduciary Capital Management Company (since 1989), an investment-related company. Mr. Bagley was Chief Executive Officer of Laidlaw Holdings, Inc., an investment services company, from January 1995 until November 1996. For more than twenty years prior to October 1988, Mr. Bagley was engaged in investment banking activities with Shearson Lehman Hutton Inc. and its predecessor, E.F. Hutton & Company Inc. Mr. Bagley served in various capacities with Shearson and E.F. Hutton, including Executive Vice President and Director, Managing Director, Head of Direct Investment Origination and Manager of Corporate Finance. Mr. Bagley serves as Chairman of the Board of Directors of Silver Screen Management, Inc. and International Film Investors, Inc., which manage film portfolios. Mr. Bagley is also a director of Hollis-Eden Pharmaceuticals, Inc. a publicly held company, LMC Operating Corp., a privately held manufacturer of low ground pressure vehicles, and Hamilton Lane Private Equity Fund, PLC, an Irish Stock Exchange listed investment partnership. Mr. Bagley graduated from the University of California at Berkeley in 1965 with a BS degree in Business and Economics and from Harvard Business School in 1968 with an MBA in Finance.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
             ELECTION OF THE ABOVE LISTED SLATE OF DIRECTOR-NOMINEES

                              CONTINUING DIRECTORS

L. WAYNE HARBER, 44                              CLASS II DIRECTOR                  DIRECTOR SINCE JANUARY 21, 1997
                                                (TERM EXPIRES 1999)

       On October 1, 1998, L. Wayne Harber became a Managing Director of Hamilton Lane Advisors, a privately held investment advisory and asset management firm which focuses exclusively on alternative investments. Mr. Harber was a Managing Director of The Stone Pine Companies from 1994 to October 1, 1998. From 1990 to 1993, Mr. Harber was the Senior Vice President of Marketing for Aegis Holdings Corporation, an asset management and investment banking concern specializing in asset securtization and structured finance. From 1980 to 1990, Mr. Harber was a Vice President and National Sales Manager for Franchise Finance Corporation of America. Mr. Harber holds a BS degree in Economics and English from the University of Tennessee.

JOHN D. MCKEY, JR., 54                           CLASS II DIRECTOR                  DIRECTOR SINCE FEBRUARY 4, 1997
                                                (TERM EXPIRES 1999)

       John D. McKey, Jr. has been a partner at the law firm of McCarthy, Summers, Bobko & McKey, P.A. since September 1993, and from June 1986 to September 1993, was a partner at Kohl, Bobko, McKey & Higgins, P.A. Mr. McKey is a director of Lithium Technology Corporation.

DONALD R. JACKSON, 48                           CLASS III DIRECTOR                  DIRECTOR SINCE FEBRUARY 4, 1997
                                                (TERM EXPIRES 2000)

       Donald R. Jackson has served as the Secretary and Treasurer of the Company since January 21, 1997. From January 21, 1997 until March 10, 1998, Mr. Jackson also served as Chief Financial Officer of the Company. Mr. Jackson is a Managing Director and Chief Financial Officer of The Stone Pine Companies (since 1994) and is a Senior Vice President, Treasurer and Chief Financial Officer of FCM Fiduciary Capital Management Company. From January 1990 to June 1994, Mr. Jackson was a Corporate Vice President with PaineWebber Incorporated, where he was involved in the financial administration of various publicly and privately offered investment programs. During 1989, Mr. Jackson was self-employed. Immediately prior to that he was a First Vice President in the Director Investments Group with Shearson Lehman Hutton Inc. and its predecessor, E.F. Hutton & Company, Inc. From 1972 to 1986, Mr. Jackson was associated with the accounting firm of Arthur Andersen & Co., serving as a partner from 1981 to 1986. Mr. Jackson is a director of LMC Operating Corp., a privately held manufacturing company. Mr. Jackson holds a BSBA degree in accounting from the University of Denver and is a certified public accountant.

RICHARD BAILEY, 41                              CLASS III DIRECTOR                    DIRECTOR SINCE MARCH 10, 1998
                                                (TERM EXPIRES 2000)

       Richard D. Bailey has served as the President and Chief Operating Officer of the Company since August 11, 1998. From April 15, 1994 to August 11, 1998 Mr. Bailey was the President of RDB Capital Advisers, LLC, a privately held company involved in investment banking activities. During 1995, Mr. Bailey acquired, restructured and subsequently sold the Rigging Company, a mail order manufacturer of custom yacht rigging. From 1991 to 1995, he was a principal of the New England Wire Company, a manufacturer of specialty shaped wire and cable with primary applications in the defense, electronics, safety and consumer products industries. From 1986 to 1991, Mr. Bailey was the Executive Vice President of Pennsylvania Rolling Mills, Inc., a manufacturer of cold rolled carbon strip steel, supplying the automotive, defense and building products industries. Mr. Bailey holds a BA degree in Political Science from Providence College and a MA degree in International Relations from Fairfield University.

CARL CASARETO, 40                               CLASS III DIRECTOR                   DIRECTOR SINCE AUGUST 11, 1998
                                                (TERM EXPIRES 2000)

       Carl Casareto has served as the Chief Financial Officer of the Company and each of its subsidiaries since March 10, 1998. Mr. Casareto served as a financial consultant to the Company from June 1997 until January 12, 1998. From October 1989 to April 1997, Mr. Casareto was the Chief Financial Officer and Senior Vice President of Finance of TELACU and Subsidiaries. TELACU is a Community Development Corporation managing for profit subsidiaries involved in real estate development, utility industry construction, asset and real property management, retail and financing. From December 1995 to April 1997, Mr. Casareto also served as President of Telalink Corporation, a Los Angeles based subsidiary of TELACU, which was involved in the fiber optics industry. From 1981 to 1989, Mr. Casareto was associated with the accounting firm of Grant Thornton, where he served as the partner-in-charge of Grant Thornton's Southern California tax practice. Mr. Casareto holds a BS degree in accounting from Loyola Marymount University and is a certified public accountant.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

       The Board of Directors, which in 1997 met fourteen times, has established several standing committees. The membership and functions of certain of such committees are described below:

       Executive Committee. The Executive Committee of the Board was established in August 1997 and currently consists of Messrs. Bagley and Jackson. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Company to the fullest extent permissible by the Colorado Business Corporation Act. During 1997, the Executive Committee held no meetings and acted by written consent once.

       Audit Committee. The Audit Committee of the Board was established in February 1997 and currently consists of Messrs. Bagley, Rogers and Jackson. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Company's internal controls through periodic meetings with the Company's management and its external auditors. During 1997, the Audit Committee held one meeting.

       Compensation Committee. The Compensation Committee of the Board was established in February 1997 and currently consists of Messrs. Rogers, Harber and Jackson. The Compensation Committee administers the Company's 1997 Stock Incentive Plan, subject to the review and oversight of the entire Board. The Compensation Committee also provides general oversight in all employee personnel matters through periodic meetings with the management of the Company.
During 1997, the Compensation Committee held one meeting.

       Each director, except Mr. McKey, attended at least 75% of the aggregate of the meetings of the Board of Directors and the committee or committees on which he served.

DIRECTOR COMPENSATION

       Directors receive no cash compensation for serving on the Company's Board of Directors other than reimbursement for out-of-pocket expenses incurred in attending meetings. On August 11, 1998, the Board of Directors approved the issuance on September 1, 1998 of 50,000 vested non-statutory options to each non-employee director, other than Mr. Bagley, the Chairman of the Board. The options granted to the non-employee directors have an exercise price of $.34 and a ten year term. The Board of Directors also approved the automatic grant of 50,000 options to each non-employee director of the Company (other than Mr. Bagley) on April 15th of each year. Each automatic grant will have an exercise price equal to fair market value on the date of grant as determined by the Company's 1997 Stock Incentive Plan, provided the Company has positive EBITDA for the preceding December 31 fiscal year ended. The options will have a term of 10 years measured from the grant date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table sets forth information concerning the annual and long-term compensation for services rendered to the Company and its subsidiaries during 1997, 1996 and 1995 by each of the Named Executive Officers.


                                                                                                           Long Term
                                                      Annual Compensation                             Compensation Awards
                                           ------------------------------------------           --------------------------------
                                                                         Other Annual           Securities           All Other
       Name and            Fiscal                                        Compensation           Underlying          Compensation
  Principal Position        Year           Salary($)       Bonus($)          ($)                Options(#)              ($)
  ------------------        ----           ---------       --------          ---                ----------              ---
Raymond E.                  1997                   0              0           __(2)                   0                    0
  McElhaney(1)              1996              12,000(2)           0            *                      0                    0
                            1995              12,000              0            *                      0                    0

Peter W.                    1997              36,525              0            *                      0                2,631(4)
  Damisch(3)

Thompson H.                 1997                   0              0            *                      0                    0
  Rogers(5)

Christian W.                1997              37,500              0            *                      0                    0
  Wolf(6)

Ronald F.                   1997              65,546         10,000            *                500,000                3,041(8)
  Martin(7)

-------------------------

(1) Mr. McElhaney resigned his position as President and Chief Executive Officer of the Company, effective January 21, 1997.

(2) No cash payments were made to Mr. McElhaney during 1996. The accrued amount of $12,000 and future payments due under Mr. McElhaney's Employment Agreement were partial consideration for the Asset Purchase in January 1997. See "Certain Relationships and Related Transactions".

(3) Mr. Damisch served as President and Chief Executive Officer of the Company and each of its active subsidiaries from January 21, 1997 until April 6, 1997.

(4) Includes $2,500 reimbursement of personal legal fees and $131 of disability insurance premiums paid by Angeles on behalf of Mr. Damisch.

(5) Mr. Rogers, who was Chairman of the Board of Directors at the time, served as Chief Executive Officer of the Company without compensation from April 6, 1997 until October 8, 1997.

(6) Mr. Wolf served as President and Chief Executive Officer of the Company from October 8, 1997 until he resigned on March 10, 1998 and served as a director until he resigned on August 11, 1998.

(7) Mr. Martin served as President of Angeles Metal Trim Co., an operating subsidiary of the Company, from April 10, 1997 until May 12, 1998.

(8) Includes $2,988 of disability and life insurance premiums paid by Angeles on behalf of Mr. Martin and $53 of contributions by Angeles to Angeles' 401 plan on behalf of Mr. Martin.

* Did not receive perquisites or other personal benefits, securities, or property having an aggregate value of greater than the lower of $50,000 or 10% of the total salary and bonus reported for such executive officer.

OPTION/SAR GRANTS IN 1997

At the Annual Meeting of the Shareholders of the Company held on October 8, 1997, the Shareholders adopted the Company's 1997 Stock Incentive Plan (the "1997 Plan"). On August 11, 1998, the Board of Directors approved an amendment to increase the number of Common Shares available for issuance under the 1997 Plan from three million to six million Common Shares, subject to approval by the shareholders. Under the terms of the 1997 Plan, the Company may grant employees of, or any other individual providing services to, the Company and its subsidiaries stock options, stock appreciation rights or stock awards. The exercise price of all stock options granted pursuant to the 1997 Plan shall not be less than the fair market value of the Common Shares on the date of grant. As of December 31, 1997, options to acquire an aggregate of 500,000 Common Shares were outstanding under the 1997 Plan, all of which were held by Ronald F. Martin, President of Angeles Metal Trim Co. in 1997, an operating subsidiary of the Company. As of December 31, 1997, no stock appreciation rights had been granted and there had been no stock awards under the 1997 Plan.

The Company does not offer its employees any long-term incentive plans, other than stock options, stock appreciation rights or stock awards issued pursuant to the Plan, nor does it offer any defined benefit or actuarial plans. The Company does offer a 401(k) plan to employees.

The following table sets forth information concerning individual grants of stock options during 1997 to Named Executive Officers.

                             Number of            % of Total
                            Securities              Options
                            Underlying            Granted to             Exercise
                              Options              Employees              or Base           Expiration
       Name                 Granted (#)             in 1997            Price ($/Sh)              Date
       ----                 -----------          ----------            ------------         ---------
Ronald F. Martin            250,000(1)               50.0%                 $2.00             04/10/02
Ronald F. Martin            250,000(1)               50.0%                 $2.00             04/10/07

---------------------------

(1) The options were cancelled in connection with the termination of Mr. Martin's employment.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
  Option/SAR Values

As of December 31, 1997, the Company had not granted any SARs. In addition, no stock options were exercised by employees during 1997. The following table sets forth information concerning the value of unexercised stock options as of December 31, 1997.

                                                                      Number of
                                                                      Securities             Value of
                                                                      Underlying            Unexercised
                                                                      Unexercised          In-the-Money
                                                                      Options at            Options at
                                                                     12/31/97 (#)           12/31/97($)
                              Shares
                             Acquired                Value           Exercisable/          Exercisable/
       Name               on Exercise (#)        Realized ($)        Unexercisable         Unexercisable
       ----               ---------------        ------------        -------------         -------------
Ronald F. Martin                 0                     0               0/500,000                0/0


                      EMPLOYMENT AND CONSULTING AGREEMENTS

         Raymond E. McElhaney, Bill M. Conrad and Ronald R. McGinnis each served as officers of the Company pursuant to three-year Employment Agreements with the Company that had termination dates of November 17, 1997. Messrs. McElhaney, Conrad and McGinnis resigned from such positions as of January 21, 1997. Each Employment Agreement provided for payment of salary in the amount of $1,000 per month, plus reimbursement of reasonable and necessary expenses incurred on behalf of the Company. The Agreements were terminable without liability to the Company immediately for "cause" and upon 90 days advance written notice in other cases. No payments were made to Messrs. McElhaney, Conrad or McGinnis under such Agreements during 1996 or 1997 (the "Accrued Payments"). The Accrued Payments and future payments due under such Agreements were partial consideration for the Asset Purchase and such Employment Agreements were terminated in connection with the Asset Purchase. See "Certain Relationships and Related Transactions".

         Ronald F. Martin served as the President of Angeles Metal Trim Co., an operating subsidiary of the Company, from April 10, 1997 to May 12, 1998. As part of the consideration for services rendered under the Employment Agreement, Mr. Martin was granted 500,000 options with an exercise price of $2.00 per share to purchase Common Shares. Effective May 12, 1998, Mr. Martin was terminated as the President of Angeles Metal Trim Co. and all stock options held by Mr. Martin were terminated.

         Christian W. Wolf served as the President and Chief Executive Officer of the Company from October 8, 1997 until he resigned on March 10, 1998. On January 12, 1998, Mr. Wolf was granted 200,000 options to purchase Common Shares, with an exercise price of $1.22 per share for the three year period ended January 11, 2001 and an exercise price of $2.00 per share for the two year period thereafter. These options are currently vested and have a five year term. Mr. Wolf also served as a director of the Company until he resigned on

August 11, 1998. On March 10, 1998, the Company entered into a consulting arrangement with Mr. Wolf. Under the arrangement, Mr. Wolf provided consulting services in connection with a potential acquisition by the Company. Mr. Wolf received $40,000, plus 250,000 Common Shares as compensation for these services.

         Richard Bailey was appointed President and Chief Operating Officer of the Company on August 11, 1998. On September 1, 1998, the Company entered into an Employment Agreement with Mr. Bailey which provides for a one year renewable term and an annual salary of $200,000. As part of the consideration for services rendered under the Employment Agreement, Mr. Bailey was granted 1,000,000 options with an exercise price of $.34 per share to purchase Common Shares of the Company under the 1997 Plan as amended subject to shareholder approval of such amendment. 250,000 of the options vested on September 1, 1998 and 250,000 of the options will vest on December 1 in 1999, 2000 and 2001 provided that certain financial and other objectives set forth in the Employment Agreement are met. In the event of termination without cause, Mr. Bailey would receive his salary for the remainder of the term of the Employment Agreement, retain the right to exercise all vested stock options and receive other specified benefits.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Set forth below is a description of certain transactions during the last two years between the Company and its directors, executive officers and beneficial owners of five percent or more of the outstanding Common Shares, as well as certain business relationships between the Company and its directors.

         On January 21, 1997, Consolidated Land and Castle Company, a subsidiary of the Company merged with Angeles Acquisition Corp., a privately held company (the "January 1997 Merger"). Angeles Acquisition Corp. survived the Merger and became a wholly owned subsidiary of the Company. Prior to the January 1997 Merger, Raymond McElhaney, Bill Conrad, and Ronald McGinnis, the sole executive officers and directors of the Company (the "Former Directors"), purchased from the Company the following assets of the Company (the "Asset Sale"): (i) the furniture and equipment of the Company, (ii) 7,000 shares of common stock of American Educational Products, Inc. including warrants to purchase additional shares of the common stock of American Education Products, Inc., (iii) 37,500 shares of common stock of Gold Capital Corporation, (iv) a Promissory Note receivable by and between the Company and Glacier Valley Holding Corporation dated November 13, 1995 in the principal amount of $18,000 and (v) the Company's interest in and to the Elite Note and the Company's interest in the Northcrest Joint Venture.

         The purchase price for the assets sold in the Asset Sale was $99,625 which consideration consisted of (x) the cancellation of stock options held by the Former Directors to acquire an aggregate of 455,454 shares of the common stock of the Company at the exercise price of $.55 per share, (y) the relinquishment of any interest in and to the salaries which were accrued for the accounts of the Former Directors and any claim for future salaries pursuant to the Employment Agreements between the Company and the Former Directors, in the aggregate amount of $69,000, and the cancellation of such Employment Agreements and (z) the assumption by the Former Directors of all debts, liabilities and outstanding accounts of the Company which were outstanding prior to the Merger.

         The following assets purchased by the Former Directors and included in the Asset Sale were acquired during the last two years for the following purchase price: (i) 7,000 shares of common stock of American Educational Products, Inc. and warrants to purchase additional shares of common stock, $7,000, (ii) a promissory note receivable from Glacier Valley Holding Corporation, $18,000, and (iii) a 52% interest in the nonrecourse promissory note payable by Elite Properties of America, $415,750, with a principal balance equal to $216,190 at the time of sale.

         The Company paid $80,000 in consideration of services provided by ICE in connection with the Merger. ICE is the beneficial owner of approximately 5.73% of the outstanding Common Shares.

         The Company agreed to pay SP Colorado an acquisition structuring fee of $250,000 in connection with the Merger and the related transactions and delivered a non-interest bearing promissory note for such amount ("the SP Colorado Note"). During December 1997, the Company issued 317,500 Series B Preferred Shares to SP Colorado in exchange for the forgiveness of the SP Colorado Note and $67,500 of other obligations of the Company to SP Colorado. SP Colorado is the beneficial owner of approximately 34.75% of the outstanding Common Shares and Messrs. Bagley, Harber, Jackson, McKey and Rogers, directors and officers of the Company, have a financial interest in SP Colorado.

         The Company entered into a Services Agreement (the "Services Agreement") with Stone Pine Atlantic, LLC ("Stone Pine Atlantic") effective as of February 1, 1997 pursuant to which Stone Pine Atlantic, LLC and its affiliates provide administrative, accounting and investor relations services to the Company and its subsidiaries as well as investment banking services and will provide assistance in merger and acquisition transactions, financing transactions and stock offerings by the Company. In consideration for such services, the Company is obligated to pay Stone Pine Atlantic $10,000 per month plus reimbursement for the cost of providing the administrative, accounting and investor relations services. During December 1997, the Company issued 131,500 Series B Preferred Shares to Stone Pine Atlantic in exchange for the forgiveness of $100,000 of fees due under the terms of the Services Agreement and $31,500 of other indebtedness owed to Stone Pine Atlantic by the Company. Messrs. Bagley, Harber, Jackson and Rogers, directors and officers of the Company, have a financial interest in SP Atlantic.

         During April 1997, ERB loaned $300,000 to Angeles, which loan was evidenced by a 12% promissory note payable to ERB (the "ERB Note"). As additional consideration for such loan, (i) Angeles agreed to pay ERB a facility fee of $9,000, which was added to the principal balance of the ERB Note, (ii) the Company issued 50,000 Common Shares to ERB upon such funding, and (iii) the Company agreed to issue 10,000 Common Shares on the first day of each month commencing July 1, 1997 until the ERB Note was repaid in full. During December

1997, the Company issued 384,000 Series A Preferred Shares to ERB in exchange for forgiveness of this $309,000 loan and $75,000 of other indebtedness owed to ERB by the Company. The Company issued a total of 110,000 Common Shares to ERB as additional consideration for the ERB Note during its term.

         During June 1997, SP Financial loaned $107,000 to Angeles, which loan was evidenced by a 12% promissory note payable to SP Financial (the "SP Financial Note"). As additional consideration for such loan, Angeles agreed to pay SP Financial a commitment fee of $3,210, which was added to the principal balance of the SP Financial Note, and the Company issued 16,666 Common Shares to SP Financial. During December 1997, the Company issued 110,000 Series A Preferred Shares to SP Financial in exchange for the forgiveness of $110,000 of the principal balance of the SP Financial Note, with the $210 balance of the Note being paid in cash.

         During August 1997, SP Financial loaned $250,000 to the Company, which loan was evidenced by a 12% promissory note payable to SP Financial (the "Second SP Financial Note"). As additional consideration for such loan, the Company issued 60,000 Common Shares to SP Financial. During December 1997, the Company issued 250,000 Series A Preferred Shares to SP Financial in exchange for the forgiveness of the $250,000 principal balance of the Second SP Financial Note.

         During December 1997, SP Advisors loaned $75,000 to the Company, which loan was evidenced by a 12% promissory note payable to SP Advisors (the "SP Advisors Note"). As additional consideration for such loan, the Company issued 33,333 Common Shares to SP Advisors. The Company repaid the SP Advisors Note during January 1998. Messrs. Bagley, Harber, Jackson and Rogers, directors and officers of the Company, have a financial interest in SP Advisors.

         During December 1997, SP Capital loaned $75,000 to the Company, which loan was evidenced by a 12% promissory note payable to SP Capital (the "SP Capital Note"). As additional consideration for such loan, the Company issued 33,333 Common Shares to SP Capital. The Company repaid the SP Capitol Note during March 1998.

         During December 1997, Mr. Bagley loaned $75,000 to the Company, which loan was evidenced by a 12% promissory note payable to Mr. Bagley (the "Bagley Note"). As additional consideration for such loan, the Company issued 33,334 Common Shares to Mr. Bagley. The Company repaid the Bagley Note during March 1998. Mr. Bagley is a director and officer of the Company and the beneficial owner of approximately 48.70% of the outstanding Common Shares.

         In January 1998, the Company issued to Christian W. Wolf, who was serving as President and Chief Executive Officer of the Company at such time, 200,000 options to purchase Common Shares, with an exercise price of $1.22 per share for the three year period ended January 11, 2001 and an exercise price of $2.00 per share for the two year period thereafter. These options are currently vested and have a five year term.

         In January 1998, the Company issued to Carl Casareto, who was appointed the Chief Financial Officer of the Company in March 1998, options to purchase 200,000 Common Shares at $1.22 per share. 50,000 of the options are currently vested and 50,000 of the options vest on January 12, 1999, 2000 and 2001, respectively.

         During January 1998, in connection with the acquisition of Capitol Metals Co. and the transactions with Congress Financial Corp., Mr. Bagley loaned an additional $1,500,000 to the Company. The loan is evidenced by a convertible promissory note of the Company (the "Second Bagley Note") in the amount of $1,750,000, with a 12% annual interest rate payable monthly in arrears. The Second Bagley Note is due in one year or sooner in the event of a $25 million equity issuance by the Company and is secured by a subordinate security interest in all of the assets of the Company and its subsidiaries, effective upon the consent of Congress Financial Corp. to such security interest or the refinancing or repayment of the Congress Facility. The Second Bagley Note is convertible into 1,750,000 Common Shares. As additional consideration for the loan, the Company issued 1,500,000 Common Shares to Mr. Bagley.

         During March 1998, SP Atlantic loaned $214,286 to the Company. The loan is evidenced by a convertible promissory note of the Company (the "SP Atlantic Note") in the aggregate amount of $250,000, with a 12% annual interest rate payable monthly in arrears. The SP Atlantic Note is due in one year or sooner in the event of a $25 million equity issuance by the Company and is secured by a subordinate security interest in all of the assets of the Company and its subsidiaries, effective upon the consent of Congress Financial to such security interest or the refinancing or repayment of the Congress Facility. The SP Atlantic Note is convertible into 250,000 Common Shares. As additional consideration for the loan, the Company issued 214,286 Common Shares to SP Atlantic.

         Messrs. Bagley and Rogers, who are directors and officers of the Company and who are beneficial owners of approximately 48.70% and 37.73%, respectively, of the outstanding Common Shares, have a financial interest in SP Colorado, SP Atlantic, ERB, SP Financial, SP Advisors and SP Capital.

         During March 1998, the Company entered into an agreement with RDB Capital Advisors, LLC ("RDB") pursuant to which the Company paid RDB $120,000 as compensation for services rendered by RDB in arranging for the $2 million purchase of the Company's Series C Preferred Shares by a group of investors. RDB is owned by Mr. Bailey, a director of the Company since March 10, 1998, and the President and Chief Operating Officer of the Company since August 11, 1998.

         During March 1998, the Company entered into a consulting arrangement with Christian W. Wolf who was a director of the Company at that time. Under the arrangement, Mr. Wolf provided consulting services in connection with a potential acquisition. Mr. Wolf received $40,000 plus 250,000 Common Shares as compensation for these services. Mr. Wolf resigned as a director of the Company on August 11, 1998.

         In March 1998, the Company issued to employees of the Company and employees of related companies providing services to the Company, stock options to purchase a total of 625,000 Common Shares at $2.08 per share. These 625,000 options included 400,000 options granted to Carl Casareto, the Chief Financial Officer of the Company and 100,000 options granted to Donald R. Jackson, the Secretary and Treasurer of the Company. The options vest over a four year period commencing on March 10, 1999.

         On September 1, 1998, the Company entered into an Employment Agreement with Mr. Bailey, the President and Chief Operating Officer of the Company, which provides for a one year renewable term and an annual salary of $200,000. As part of the consideration for services rendered under the Employment Agreement, Mr. Bailey was granted 1,000,000 options with an exercise price of $.34 per share to purchase Common Shares of the Company under the 1997 Plan as amended subject to shareholder approval of such amendment. 250,000 of the options vested on September 1, 1998 and 250,000 of the options will vest on December 1 in 1999, 2000 and 2001 provided that certain financial and other objectives set forth in the Employment Agreement are met.

         On September 1, 1998, the Company granted to each non-employee director of the Company (other than Mr. Bagley), Thompson H. Rogers, L. Wayne Harber, Donald R. Jackson and John D. McKey, Jr., 50,000 vested non-statutory options with an exercise price of $.34 and a ten year term.


         The Company believes that the transactions described above were fair to the Company and were as favorable to the Company as those which it might have obtained from non-affiliated third parties, given the circumstances under which such transactions were proposed and effectuated.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of the Forms 3 and 4 furnished to the Company during 1997 and 1998 and written representations furnished to the Company, the Company has not identified any director, officer or beneficial owner of more than ten percent of its common stock who failed to file on a timely basis the forms required by Section 16(a) of the Securities Exchange Act of 1934 for fiscal year 1997, other than those discussed in the following paragraph.

         All Forms 3 and 4 that were required to be filed pursuant to the provisions of Section 16(a) of the Exchange Act have been filed. However, some of the Forms 3 and/or 4 that were required to be filed by Messrs. Bagley (2), DeGrassi (3), Harber (1), Jackson (1), McKey (1), Rogers (2) and Wolf (1) and Stone Pine Colorado, LLC (2), Stone Pine Capital, LLC (2) and Stone Pine Atlantic Equities, LLC (2) were not filed on a timely basis. (The number in parenthesis after each name represents the number of required forms that were not filed on a timely basis.)

                                   PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed the firm of Arthur Andersen LLP to act as independent accountants for the Company for the fiscal year ending December 31, 1998 and to perform such accounting services as may be appropriate. Arthur Andersen LLP has audited the financial statements of the Company for the Company for the fiscal year ended December 31, 1997. It is not anticipated that a representative of Arthur Andersen LLP will be present at the Annual Meeting for issuance of statements or the answering of shareholders' questions.

         The appointment of auditors has been approved by the Board and is being submitted to the shareholders for ratification. The decision of the Board was based on the recommendation of the Audit Committee, which reviews and approves in advance the audit scope and the estimated fees for the coming year.

         The independent accountants who previously audited the Company's financial statements for the fiscal year ended December 31, 1996, Grant Thornton LLP, were dismissed by vote of the Board of Directors, effective January 21, 1998. This decision to change accountants was approved by the members of the audit committee of the Board of Directors. The prior accountants' report on financial statements for the fiscal year ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion; nor was it modified as to uncertainty, audit scope or accounting principles. Prior to the dismissal of Grant Thornton LLP, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report. Furthermore there are no unresolved issues with the prior accountants.

         The Board of Directors of the Company appointed Arthur Andersen LLP as the Company's new certifying accountants to audit the Company's financial statements effective January 21, 1998. Arthur Andersen LLP was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice given by the new accountant regarding important factors considered by the Company in reaching its decision as to any accounting, auditing or financial reporting issue.

         Unless otherwise indicated, proxies in the accompanying form will be voted FOR the ratification of the appointment of Arthur Andersen LLP as auditors for the Company for its fiscal year ending December 31, 1998.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
             RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP

                                   PROPOSAL 3

             APPROVAL OF AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN

         Shareholders are being asked to consider and vote upon a proposal to approve an increase in the number of shares issuable under the Consolidated Capital of North America, Inc. 1997 Stock Incentive Plan (the "1997 Plan"), from three million Common Shares to six million Common Shares along with certain other amendments. The 1997 Plan was originally approved by the Company's shareholders at the 1997 Annual Meeting of Shareholders.

AMENDMENTS TO BE APPROVED BY SHAREHOLDERS

         The Board of Directors approved the following amendments to the 1997 Plan in August 1998, subject to shareholder approval at the Annual Meeting:

         o Increase in the number of shares issuable under the 1997 Plan from three million Common Shares to six million Common Shares.

         o The effect of termination of employment, which has to date been set forth in the applicable stock option agreements, will be set forth in the 1997 Plan as follows:

                  Each stock option will be exercisable until the earlier of (i) the termination date (the "Termination Date") fixed by the Committee (as defined below) when the stock option is granted or (ii) to the extent the stock option was then exercisable, for a period of at least thirty (30) days from the date of the participant's termination of employment or such longer period set forth in the applicable Award Agreement. In the event of death or disability, the stock option may be fully exercised, to the extent the stock option was then exercisable, for at least six (6) months thereafter or such longer period set forth in the applicable Award Agreement. If a participant's employment is terminated for cause, however, his or her ability to exercise any stock option terminates.

         o Each stock option granted will vest at a rate of at least 20% per year over a five year period.

         o Each participant in the 1997 Plan will receive financial statements of the Company at least annually.

DESCRIPTION OF PLAN

         The 1997 Plan is designed to attract, motivate and retain selected employees and directors of the Company and other individuals providing services to the Company. These objectives are accomplished by making long-term incentive and other awards under the 1997 Plan, thereby providing participants with a proprietary interest in the growth and performance of the Company.

         Upon the amendment of the 1997 Plan, there will be authorized a total of 6,000,000 Common Shares for issuance pursuant to awards granted under the 1997 Plan.

         The 1997 Plan is administered by a committee of the Board consisting solely of two or more Non-Employee directors (the "Committee") and if there are not at least two Non-Employee Directors, the Plan will be administered by the entire Board and all references herein to the Committee shall be deemed to refer to the entire Board. In administering the 1997 Plan, the Committee has the full power to select participants, to interpret the provisions of the plan, to grant waivers of award restrictions, to continue or accelerate the exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the 1997 Plan as it may deem necessary or proper.

         The 1997 Plan permits the grant of nonstatutory and incentive stock options, stock appreciation rights ("SARs") and stock awards, granted singly or in combination. Stock options will be granted at an exercise price of not less than 100% (110% in the case of a person who owns more than 10% of the Common Shares) of the fair market value of the Common Shares (as defined in the 1997
Plan) on the date of grant. Options may be granted for a term of up to 10 years (five years in the case of incentive stock options granted to a person who owns more than 10% of the Common Shares). The 1997 Plan also permits the grant of other awards in stock or denominated in units of stock, which may be subject to restrictions or transfer and/or forfeiture provisions. Upon the amendment of the 1997 Plan, each stock option granted will vest at a rate of at least 20% per year over a five year period.

         Awards under the 1997 Plan may be made to employees of, and other individuals providing services to, the Company. Nonstatutory options, SARs and stock awards may be granted under the 1997 Plan to any person who is or who agrees to become an officer, director, employee or consultant of the Company or any of its subsidiaries. Incentive options may be granted only to persons who are employees of the Company or any of its subsidiaries.

         Upon the amendment of the 1997 Plan, each stock option will be exercisable until the earlier of (i) the termination date (the "Termination Date") fixed by the Committee (as defined below) when the stock option is granted or (ii) to the extent the stock option was then exercisable, for a period of at least thirty (30) days from the date of the participant's termination of employment or such longer period set forth in the applicable Award Agreement. In the event of death or disability, the stock option may be fully exercised, to the extent the stock option was then exercisable, for at least six (6) months thereafter or such longer period set forth in the applicable Award Agreement. If a participant's employment is terminated for cause, however, his or her ability to exercise any stock option terminates.

         In general, awards granted under the 1997 Plan are not assignable or transferable by a Participant, except under the limited circumstances contemplated by the 1997 Plan.

         The 1997 Plan provides that, in the event of a Change in Control (as defined in the 1997 Plan), each stock option will, at the discretion of the Committee, either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price (as defined in the 1997 Plan) over the exercise price for such stock option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such stock option and all restricted shares of stock and all SARs will become nonforfeitable and be immediately transferable or payable, as the case may be. Notwithstanding the foregoing, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment will occur with respect to any award or any class of awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such award or awards will be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a participant's employer (or the parent or an affiliate of such employer) immediately following the Change in Control, provided that any such Alternative Award meets the requirements set forth in the 1997 Plan.

         The 1997 Plan provides that in the event of any change in the outstanding Common Shares of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may make or provide for adjustments in (a) the number of Common Shares (i) available for issuance under the 1997 Plan, and (ii) covered by outstanding awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding awards; and (c) the appropriate fair market value and other price determinations for such awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants. In the event of any such transaction or event, the Committee may also provide in substitution for any or all outstanding awards under the 1997 Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the number of Common Shares authorized by the 1997 Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this paragraph. In the event of any other change affecting the stock or any distribution to holders of stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, will be made to give proper effect to such event.

         The 1997 Plan will terminate on August 22, 2007. Awards outstanding as of the date of such termination will not be affected or impaired by the termination of the 1997 Plan.

         The Board may amend, alter, or discontinue the 1997 Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation may be made which would (i) impair the rights of an optionee under a stock option or a recipient of a SAR or restricted shares theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any award or transaction under the 1997 Plan to qualify, or to continue to qualify, for the exemption to cause any award or transaction under the 1997 Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3 of the Exchange Act, or (ii) disqualify any award or transaction under the 1997 Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

         Subject to the above provisions, the Board has the authority to amend the 1997 Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant awards that qualify for beneficial treatment under such rules without shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

         Under currently applicable federal income tax law, a participant will not be deemed to recognize any income for federal income tax purposes at the time an option or SAR is granted or a restricted stock award is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions or restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows.

         In the case of an exercise of a stock option other than an ISO, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price. The disposition of shares acquired upon exercise of a stock option other than an ISO will ordinarily result in capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option. Capital gains are subject to tax at various rates depending upon the length of time the stock is held following exercise.

         In the case of an exercise of a SAR, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

         In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

         In the case of ISO's, there is generally no tax liability at the time of exercise. However, the excess of the fair market value of the stock on the exercise date over the option price is included in the optionee's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the optionee will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise over the option price (or, if less, the amount of gain realized on the disposition of the stock), and the balance of any gain or any loss will ordinarily be treated as capital gain or loss. The amount of the capital gain tax will be dependant upon the length of time the stock was held.

         Upon the exercise of a stock option other than an ISO, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by a participant. The Company will not receive an income tax deduction as a result of the exercise of an ISO. When a cash payment is made pursuant to the Award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.

         Participants in the 1997 Plan should consult their own tax advisors to determine the specific tax consequences of the 1997 Plan for them.

         The foregoing summary of the terms and features of the 1997 Plan as proposed to be amended is qualified by reference to the 1997 Plan itself which is printed in its entirety as Appendix A.

OPTIONS GRANTED UNDER THE 1997 PLAN

         On April 10, 1997, the Board of Directors granted to Ronald F. Martin, the President of Angeles Metal Trim Co., a subsidiary of the Company, options to purchase a total of 500,000 of the Company's Common Shares at an exercise price of $2.00 per share, which options had a five year vesting period so long as Mr. Martin remained in the employ of the Company. Effective May 12, 1998, Mr. Martin was terminated as the President of Angeles Metal Trim Co. and all stock options held by Mr. Martin were terminated.

         In January 1998, the Company issued to Christian W. Wolf, who was serving as President and Chief Executive Officer of the Company at such time, 200,000 options to purchase Common Shares, with an exercise price of $1.22 per share for the three year period ended January 11, 2001 and an exercise price of $2.00 per share for the two year period thereafter. These options are currently vested and have a five year term.

         In January 1998, the Company issued to Carl Casareto, who was appointed the Chief Financial Officer of the Company in March 1998, options to purchase 200,000 Common Shares at $1.22 per share. 50,000 of the options are currently vested and 50,000 of the options vest on January 12, 1999, 2000 and 2001, respectively.

         In March 1998, the Company issued to employees of the Company and employees of related companies providing services to the Company, stock options to purchase a total of 625,000 Common Shares at $2.08 per share. These 625,000 options included 400,000 options granted to Carl Casareto, the Chief Financial Officer of the Company and 100,000 options granted to Donald R. Jackson, the Secretary and Treasurer of the Company. The options vest over a four year period commending on March 10, 1999.

         In August 1998, the Company approved for issuance to four current and potential employees of the Company stock options to purchase 40,000 Common Shares at $2.08 per share and issued to one employee stock options to purchase 50,000 Common Shares at $1.00 per share. These options will vest over a four year period and have a ten year term.

         On September 1, 1998, the Company issued to Richard Bailey, the President and Chief Operating Officer of the Company, 1,000,000 options with an exercise price of $.34 per share to purchase Common Shares of the Company under the 1997 Plan as amended subject to shareholder approval of such amendment. 250,000 of the options vested on September 1, 1998 and 250,000 of the options will vest on December 1 in 1999, 2000 and 2001 provided that certain financial and other objectives set forth in the Employment Agreement are met.

         On September 1, 1998, the Company granted to Thompson H. Rogers, L. Wayne Harber, Donald R. Jackson and John D. McKey, Jr., each a non-employee director of the Company, non-statutory vested options to purchase 50,000 Common Shares at $.34 per share. These options have a ten year term.

         Since the adoption of the 1997 Plan, the Company has issued, in addition to the stock options described above, an aggregate of 1,192,500 Common Shares under the Plan.

         Additional participants in the 1997 Plan will be selected by the Committee and management in their discretion. Accordingly, it is not possible to indicate the number or names of participants who may be eligible for awards under the 1997 Plan and no allocation or other determination has been made as to the types or amounts of awards that may be made except as otherwise set forth herein.

         As of October 1, 1998, the closing bid price of the Company's Common Shares as reported on the OTC Bulletin Board was $.25 per share.

REASONS FOR THE AMENDMENT

         Of the three million shares originally authorized for issuance under the 1997 Plan remain only 497,500 shares available for new grants (excluding the options granted to Richard Bailey which are subject to the shareholder approval of the amendment of the 1997 Plan). The Board has determined that the 1997 Plan is a valuable tool in attracting, motivating and retaining employees and directors of the Company and other individuals providing services to the Company. These objectives are accomplished by making long-term incentive and other awards under the 1997 Plan, thereby providing participants with a proprietary interest in the growth and performance of the Company. The Company is requesting three million new Common Shares to maintain the usefulness of the 1997 Plan.

         The original 1997 Plan gave the Committee a large degree of flexibility in tailoring stock option awards. While the provisions relating to the termination of employment and vesting of awards at a minimum of 20% per year have been set forth in Award Agreements entered into prior to the date hereof, the Board has determined to include such provisions in the 1997 Plan in accordance with certain state securities law regulations.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
        THE APPROVAL OF THE AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN

                                   PROPOSAL 4

                   AMENDMENT OF THE ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES

         On September 30, 1998 the Board of Directors adopted a resolution declaring it advisable to amend the Company's Articles of Incorporation to increase the number of Common Shares that the Company has the authority to issue from 50,000,000 Common Shares, $0.0001 par value per share, to 200,000,000 Common Shares (the "Amendment"). The Board of Directors further directed that the Amendment be submitted for consideration by the shareholders at the Company's Annual Meeting. In the event the Amendment is approved by the shareholders, the Company will thereafter amend the Articles of Incorporation (the "Articles") and the Amendment will become effective at the close of business on the date the Articles are accepted for filing by the Colorado Secretary of State. The text of the first paragraph of Section 1 of Article IV of the Articles, as proposed to be amended, as follows:

         ARTICLE IV.     Capital Structure.

                  Section 1. Authorized Capital. The total number of shares of all classes which the Corporation shall have authority to issue is 210,000,000 of which 10,000,000 shall be Preferred Shares, par value $.01 per share, and 200,000,000 shall be Common Shares, par value $.0001 per share, and the designations, preferences, limitations and relative rights of the shares of each class are as set forth in the following paragraphs.

         At October 1, 1998, the Company had outstanding the following securities convertible into Common Shares at the following assumed conversion prices (collectively, the "Convertible Securities"): (i) $4,885,000 of 10% Convertible Notes convertible into 21,239,131 Common Shares at an assumed conversion price of $.23(1); (ii) $1,000,000 of 15% Convertible Notes convertible into 2,857,143 Common Shares at a conversion price of $.35; (iii) 744,000 Series A Preferred Shares convertible into 744,000 Common Shares, (iv) 449,000 Series B Preferred Shares convertible into 449,000 Common Shares; (v) 87 Series C Shares convertible into 3,782,673 Common Shares at an assumed conversion price of $.23(2); (vi) warrants to purchase 1,000,000 Common Shares
__________________________

(1) The number of Common Shares issuable upon conversion of the 10% Convertible Notes, is based upon a conversion price which is equal to the lesser of (i) $1.75 per share and (ii) the following conversion prices: (x) on or after August 6, 1998 at a per share price equal to eighty percent (80%) of the arithmetic average of the closing bid and ask prices of the Company's Common Shares for the twenty trading days prior to the exercise date of such conversion and (y) on or after October 5, 1998 a per share price equal to seventy-five (75%) of the arithmetic average of the closing bid and ask prices of the Company's Common Shares for each of the twenty trading days prior to the exercise date of such conversion.

(2) The number of Common Shares issuable upon conversion of the Series C Shares, is based upon a conversion price per Series C Share which is equal to $10,000 divided by the lesser of (x) $1.75 and (y) seventy five percent (75%) of the arithmetic average of the closing bid prices for each of the five trading days prior to the exercise date of any such conversion.

at an exercise price of $1.00 per share; (vii) warrants to purchase 1,000,000 Common Shares at an exercise price of $.75 per share; (viii) warrants to purchase 250,000 Common Shares at an exercise price of $2.38 per share; (ix) warrants to purchase 200,000 Common Shares at an exercise price of $2.00 per share and (x) stock options to purchase an aggregate of 2,315,000 Common Shares at exercise prices ranging from $.34 to $2.08. The Convertible Securities are convertible into an aggregate of 33,836,947 Common Shares at the assumed conversion prices set forth above (the "Conversion Shares").

         All of the foregoing Convertible Securities are currently convertible or exercisable other than 1,615,000 stock options which vest over a period of one to four years from the date hereof. Of the outstanding options, the 1,000,000 options granted to Richard Bailey were granted under the 1997 Plan as amended subject to shareholder approval of such amendment.

         In addition to the foregoing Convertible Securities, the Company has the option to pay interest on the 10% Convertible Notes and the 15% Convertible Notes in Common Shares of the Company (the "Interest Shares") and dividends on the Series A Preferred Shares, Series B Preferred Shares and Series C Shares in Common Shares of the Company (the "Dividend Shares").

         On October 1, 1998, the Company had outstanding 24,622,387 Common Shares and based on the above referenced assumed conversion prices has outstanding securities convertible into 33,836,947 Common Shares. The Articles of Incorporation currently authorize the issuance of 50,000,000 Common Shares.

         Because the conversion price of the 10% Convertible Notes and the Series C Preferred Shares is related to the market price of the Common Shares at the time of conversion and the issuance price of the Interest Shares and Dividend Shares is related to the market price of the Common Shares at the time of issuance and because there may be antidilution adjustments to the exercise price of the Convertible Notes, the Series C Preferred Shares and the Warrants, the number of Conversion Shares, Interest Shares and Dividend Shares which may be issued is indeterminate at this time. The Company needs to increase the number of authorized but unissued Common Shares in order to have an adequate reserve of Common Shares available for issuance as Conversion Shares, the Interest Shares and Dividend Shares.

         The Company also believes it is in the best interest of the Company and its shareholders to increase the number of Common Shares available for issuance to meet the Company's future business needs as they arise. Other than the Common Shares which are required as Conversion Shares or may be issuable as Interest Shares or Dividend Shares, the Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional Common Shares proposed to be authorized by the Amendment. The Board believes the availability of such additional Common Shares will provide the Company with the flexibility to issue Common Shares for a variety of other proper corporate purposes as the Board of Directors may be deem advisable without further action by the Company's shareholders, except as may be required by law, regulation or stock exchange rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions, and other bona fide corporate purposes. Were these situations to arise, the issuance of additional Common Shares could have a dilutive effect on earnings per share, and, or a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

         Although an increase in the authorized Common Shares could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the current Proposal to amend the Articles is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. In addition, the Proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles which could be construed to the affect the ability of third parties to take over or change control of the Company.

         In addition to the Company's Common Shares, the Company's Articles of Incorporation currently empowers the Board of Directors to authorize the issuance of one or more series of preferred stock without stockholder approval. Pursuant to this authorization, the Company has issued Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares and, as of October 1, 1998, a total of 744,000 shares of Series A Preferred Shares, 449,000 Series B Preferred Shares and 100 Series C Preferred Shares were outstanding. No change to the Company's Preferred Share authorization is requested by the Amendment. Existing Series A Preferred shareholders, Series B Preferred shareholders and Series C Preferred shareholders do not have preemptive rights, nor any other participatory rights with respect to the matters covered by this Proposal.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                  AMENDMENT TO THE ARTICLES OF INCORPORATION.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter which is to be presented for action at the Annual Meeting. If any matter other than those described above does properly come before the Annual Meeting, the individuals named in the enclosed proxy will, unless indicated otherwise, vote the Common Shares represented thereby in accordance with their best judgment.

                          ANNUAL REPORT TO SHAREHOLDERS

         This proxy statement is accompanied by a copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Company will provide without charge to each person to whom a copy of this Proxy

Statement has been delivered, on the written request of such person, by first class mail or equally prompt means, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission. Requests for such copies should be directed to Shareholder Relations, at the Company's executive offices, 410 17th Street, Suite 400, Denver, Colorado 80202.

                          FUTURE SHAREHOLDER PROPOSALS

         From time to time, shareholders present proposals which may be a proper subject for inclusion in the Company's Proxy Statement and for consideration at its Annual Meetings of Shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than June 9, 1999 for inclusion, if proper, in next year's proxy solicitation materials.

                                     GENERAL

         The Company will pay all of the costs of preparing, assembling and mailing the form of proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made through the mail, in person, and by telecommunications, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such . The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

                                 OTHER BUSINESS

         The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy as determined by the Board of Directors.

            WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN
                       AND RETURN THE ENCLOSED PROXY CARD



                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Donald R. Jackson


                                     Donald R. Jackson
                                     Secretary

                                                                     APPENDIX A

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                      1997 STOCK INCENTIVE PLAN, AS AMENDED


         1. Objectives. The Consolidated Capital of North America, Inc. 1997 Stock Incentive Plan (the "Plan") is designed to attract, motivate and retain selected employees and directors of the Company and other individuals providing services to the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

         2.  Definitions.

             (a) Affiliate. Any corporation, partnership or other legal entity in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership or other legal entity.

             (b) Award. The grant of any form of stock option, stock appreciation right or stock award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.

             (c) Award Agreement. An agreement between the Company and a Participant setting forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.

             (d) Board. The Board of Directors of Consolidated Capital of North America, Inc.

             (e) Change in Control. The occurrence of any of the following events:

                           (i) The members of the Board at the beginning of any
                  consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

                           (ii) Any "person," including a "group" (as such terms
                  are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, any Affiliate, or any employee benefit plan of the Company, or any Affiliate) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) The stockholders of the Company shall approve a
                  definitive agreement (1) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transactions or (2) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; or

                           (iv) The purchase of Stock pursuant to any tender or
                  exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, or any Affiliate, or an employee benefit plan of the Company or any of its Affiliates, for 20% or more of the Stock of the Company.

                  Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

             (f) Change in Control Price. The higher of (i) the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, (ii) the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

             (g) Code. The Internal Revenue Code of 1986, as amended from time to time.

             (h) Committee. The committee of the Board as may be designated from time to time by the Board to administer the Plan, which shall consist of two or more members, each of whom shall be a Non-Employee Director and if there shall not be at least two Non-Employee Directors, the Plan shall be administered by the entire Board and all references herein to the Committee shall be deemed to refer to the entire Board.

             (i) Company. Consolidated Capital of North America, Inc. and its direct and indirect subsidiaries.

             (j) Disabled or Disability. Permanent and total disability as determined under the Company's long-term disability program or, if no such program has been adopted, the continuous absence of an employee for 187 consecutive days or more due to physical or mental illness or incapacity.

             (k) Exchange Act. Securities Exchange Act of 1934, as amended, together with the rules and regulations thereunder.

             (l) Fair Market Value. The value of a share of Stock on a particular date, determined as follows: (i) if the Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the mean between the highest "bid" and lowest "asked" quotations of a share of Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Committee; or (ii) if the Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Stock on such date as recorded on the composite tape system, or, if such system does not cover the Stock, the last reported sale price of a share of Stock on such date on the principal national securities exchange on which the Stock is listed, or if no sale of Stock took place on such date, the last reported sale price of a share of Stock on the most recent day on which a sale of a share of Stock took place as recorded by such system or on such exchange, as the case may be; or (iii) if the Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Committee.

             (m) Non-Employee Director. A person defined as such in Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

             (n) Participant. An individual to whom an Award has been made under the Plan. Awards may be made to any employee of, or any other individual providing services to, the Company. However, incentive stock options may be granted only to individuals who are employed by the Company or by a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company, including a subsidiary that becomes such after the adoption of the Plan.

             (o) Stock. Authorized and issued or unissued shares of Common Stock, $0.0001 par value, of the Company or any security issued in exchange or substitution therefor.

         3. Stock Available for Awards. Subject to Section 11 hereof, a total of 6,000,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan. Shares of Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. For purposes of determining the number of shares of Stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a Participant, or such other person in accordance with Section 8. Shares of Stock related to Awards, or portions of Awards, that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards. Further, shares tendered to or withheld by the Company in connection with the exercise of stock options, or the payment of tax withholding on any Award, shall also be available for future issuance under Awards.

         4. Administration. The Plan shall be administered by the Committee, which shall have full power to select Participants, to grant Awards, to interpret the Plan, to grant waivers of Award restrictions to whom Awards may be granted form time to time, to continue, accelerate or suspend exercisability, vesting or payment of an Award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. The interpretation and construction by the Committee of any provision of this Plan or of any agreement or document evidencing the grant of any Award and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

         5. Awards. The Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include those listed below in this Section
5. Awards may be granted singly, in combination or in tandem, or in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any plan of any entity acquired by, or merged with or into, the Company. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.

                  The Committee may determine to make any or all of the following Awards:

             (a) Stock Options. A grant of a right to purchase a specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, as determined by the Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company or plan of any entity acquired by, or merged with or into the company, the exercise price may be the same as the purchase or designated price of such other award. If the optionee is an owner of stock (as determined under Section 424(d) of the Internal Revenue Code) that possesses more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation ("Ten Percent Stockholder"), the option price per share in the case of an incentive stock option shall not be less than 110% of the fair market value of a share of Common Stock on the date of the option grant. Each stock option granted will vest at a rate of at least 20% per year over a five year period. A stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with Section 422 of the Code or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Committee. The aggregate Fair Market Value (as determined as of the time of grant) of the Stock with respect to which incentive stock options are exercisable for the first time by an employee in any calendar year under the Plan (and/or any other incentive stock option plans of the Company) shall not exceed $100,000. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable and set forth on the Award Agreement:

                           (i) Option Price. The option price per share of
                  Common Stock shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                           (ii) Option Term. The term of each Stock Option shall
                  be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

                           (iii) Exercisability. Except as otherwise provided
                  herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee provided, however, stock options shall vest at a rate of at least 20% per year over a five year period. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                           (iv) Payment of Exercise Price. The price at which
                  shares of Stock may be purchased under a Stock Option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Stock or surrendering another Award or any combination thereof. The Committee shall determine acceptable methods of tendering Stock or other Awards and may impose such conditions on the use of Stock or other Awards to exercise a Stock Option as it deems appropriate.

             (b) Stock Appreciation Rights. A right to receive a payment, in cash, Stock or both, equal in value to the excess of the Fair Market Value of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the grant price of the SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that if an SAR is granted in tandem with or in substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award.

             (c) Stock Awards. An Award made in Stock or denominated in units of Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other comparable measurements of the Company performance.

         6. Tax Withholding. Prior to the payment or settlement of any Award, the Participant must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

         7. Transferability. No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (a) by law, will or the laws of descent and distribution, (b) as a result of the disability of a Participant or (c) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards by gift or otherwise to a member of a Participant's immediate family and/or trusts whose beneficiaries are members of the Participant's immediate family, or to such other persons or entities as may be approved by the Committee. Notwithstanding the foregoing, in no event shall ISOs be transferable or assignable other than by will or by the laws of descent and distribution.

         8. Termination of Employment; Disability or Death of Participant.

                  (a)      Termination of Employment.

                           (i) If any Participant's employment by the Company or
                  its direct or indirect subsidiaries terminates for any reason other than by reason of death or disability or "for cause" as defined in Paragraph 8(a)(ii) below, all currently exercisable Options shall remain exercisable for a period of at least thirty (30) days from the date of termination or such longer period set forth in the applicable Award Agreement and, to the extent not exercised, shall terminate. All other non-vested Awards shall immediately and automatically terminate.

                           (ii) If any Participant's employment by the Company
                  or its direct or indirect subsidiaries terminates by virtue of a termination for cause (as defined in Participant's Employment Agreement, if applicable or as set forth below), any Options held by the Participant, whether vested or not, shall terminate. If the Participant is not employed pursuant to an Employment Agreement as of the date of termination, cause shall mean (1) the Participant acting fraudulently in his or her relations with the Company, (2) the Participant misappropriating or doing material, intentional damage to the property of the Company, (3) the substantial breach or continuous neglect by the Participant of his or her employment obligations, or willful misconduct by the Participant in the performance of such obligations which occurs or persists after notice and an opportunity to cure, (4) the Participant being convicted of a felony, or (5) the Participant's failure to act in the best interest of the Company or breach of his or her fiduciary duties to the Company.

                  (b) Disability of a Participant. If any Participant is unable to continue his or her employment by the Company as a result of Disability of the Participant (as defined under the Plan) the Participant may, for at least six (6) months from the date of Disability or such longer period set forth in the applicable Award Agreement, exercise such portion of the Option which has vested to the extent the Participant was entitled to exercise it at the date of such Disability, and such portion of the Option which has not vested shall terminate. If the Participant does not exercise such portion of the Option which has vested and which Participant was entitled to exercise within the time specified herein, the Option shall terminate.

                  (c) Death of a Participant. In the event of the death of any Participant during the term of the Option and while an employee of the Company, the Option may be exercised, for at least six (6) months following the date of death, or such longer period set forth in the applicable Award Agreement, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of death. If the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such portion of Participant's Option which has vested and which the Participant was entitled to exercise in the time specified herein, the Option shall terminate.

         9.       Change in Control.

                  (a) Subject to the provisions of Section 9(b) below, in the event of a Change in Control, each Stock Option shall, at the discretion of the Committee, either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Stock Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Stock Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be.

                  (b) Notwithstanding Section 9(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or an Affiliate of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

                           (i) be based on stock which is traded on an
                  established securities market, or which will be so traded within 60 days of the Change in Control;

                           (ii) provide such Participant (or each Participant in
                  a class of Participant) with rights and entitlements substantially equivalent to or be better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                           (iii) have substantially equivalent economic value to
                  such Award (determined at the time of the Change in Control);

                           (iv) have terms and conditions which provide that in
                  the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent.

          10. Term, Amendment and Termination of the Plan. The Plan will terminate on August 22, 2007. Awards outstanding as of the date of any such termination shall not be affected or impaired by the termination of the Plan.

              The Board may amend, alter, or discontinue the Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of an Participant under a Stock Option or a recipient of a SAR or restricted share of Stock theretofore granted without the Participant's or recipient's consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to quality, for the exemption to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (b) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

             The Committee may amend the terms of any Award Agreement, but no such amendment shall impair the rights of any participant without the participant's consent except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3.

             Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

         11. Adjustments. In the event of any change in the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may make or provide for adjustments in (a) the number of shares of Stock (i) available for issuance under the Plan, and (ii) covered by outstanding Awards denominated in stock or units of Stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11. In the event of any other change affecting the Stock or any distribution to holders of Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

         12. Miscellaneous.

                  (a) The Plan shall be unfunded and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

                  (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to shareholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.

                  (c) No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the

         Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan.

                  (d) The Plan and each Award Agreement shall be governed by the laws of the State of Colorado, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.


                  (e) The Committee shall have full power and authority to interpret the Plan and to make any determinations thereunder and the Committee's determinations shall be binding and conclusive. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

                  (f) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

                  (g) The Plan shall become effective on the date it is approved by the Board, subject to approval by the holders of a majority of the shares of Stock then outstanding. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the stockholders of the Company at the next Annual Meeting of Stockholders.

                  (h) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (i) The Committee may grant Awards to employees who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions that differ from other Awards granted under the Plan for the purposes of complying with foreign tax laws.

                  (j) The Company shall deliver to each Participant financial statements of the Company at least annually.

--------------------------------------------------------------------------------

                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 1998

     The undersigned hereby constitutes and appoints Paul Bagley and Carl Casareto and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned, to act for and to vote all of the undersigned's Common Shares of $.0001 par value per share of Consolidated Capital of North America, Inc. (the "Company") at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's Capital Metals Co. subsidiary, 2000 South Western Avenue, Torrance, California 90501, on December 1, 1998, at 10:00 a.m. local time, and at all adjournments thereof for the following purposes:

1. Election of Directors;

        [ ] FOR THE DIRECTOR NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE
            CONTRARY BELOW)
        [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

        Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                               CLASS I DIRECTORS:
                              (Term Expires 2001):
                               Thompson H. Rogers
                                  Paul Bagley

2. Ratification of the appointment of Arthur Andersen LLP as the Company's auditor;

               [ ] FOR          [ ] AGAINST           [ ] ABSTAIN FROM VOTING

3. Approval of the Amendments to the 1997 Stock Incentive Plan;

               [ ] FOR          [ ] AGAINST           [ ] ABSTAIN FROM VOTING


4. Approval of the Amendment to the Articles of Incorporation;


               [ ] FOR          [ ] AGAINST           [ ] ABSTAIN FROM VOTING

5. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

                  (continued, and to be signed, on other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (continued from other side)

     The undersigned hereby revokes any proxies as to said shares heretobefore given by the undersigned and ratifies and confirms that said attorneys and proxies lawfully may do by virtue hereof.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING (1) FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS; (2) FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITOR; (3) FOR APPROVAL OF THE AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN; AND (4) FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.


     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report to Shareholders furnished therewith.

                                           Dated:                    , 1998
                                                 --------------------


                                           --------------------------------
                                                      SIGNATURE


                                           --------------------------------
                                              SIGNATURE IF HELD JOINTLY

                                           SIGNATURE(S) SHOULD AGREE WITH THE
                                           NAME(S) STENCILED HEREON. EXECUTORS,
                                           ADMINISTRATORS, TRUSTEE, GUARDIANS
                                           AND ATTORNEYS SHOULD SO INDICATE WHEN
                                           SIGNING. ATTORNEYS SHOULD SUBMIT
                                           POWERS OF ATTORNEY.

--------------------------------------------------------------------------------